UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 9, 2022, Genesis Growth Tech LLC, a Cayman Islands limited liability company (the “Sponsor”), deposited $2,530,000 in cash into the trust account of Genesis Growth Tech Acquisition Corp. (the “Company”), to extend the date by which the Company had to complete an initial business combination pursuant to its Articles of Association, for three months from December 13, 2022 to March 13, 2023 (which date was subsequently extended until September 13, 2023).

On July 19, 2023, the Company entered into an Extension Promissory Note with the Sponsor to document the repayment of the extension payment (the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of the Company. Events of default under the Note include failure to pay amounts when due and bankruptcy proceedings.

The Note provides that if a business combination is not consummated, the Note will be repaid solely to the extent that the Company has funds available to it outside of the trust account (the “Trust Account”) established in which the proceeds of the Company’s initial public offering (“the “IPO”) and the proceeds of the sale of the warrants issued in a private placement that occurred prior to the closing of the IPO, were deposited, and that all other amounts will be forfeited, eliminated or otherwise forgiven. The Note also included provisions whereby the Sponsor waived claims to any funds in the Trust Account.

The foregoing description of the Note is not complete and is subject to, and qualified in its entirety by reference to, the Note, a copy of which is filed with this Current Report as Exhibit 10.1, the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Extension Promissory Note dated July 19, 2023, by and between Genesis Growth Tech Acquisition Corp., as maker and Genesis Growth Tech LLC, as payee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: July 19, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer

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